Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Fourth Quarter and Full Year 2020 Financial Results
Cost Control Discipline & Gross Profit Growth in New & Used Vehicles Deliver Strong Profits
HOUSTON, February 4, 2021 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported fourth quarter and full year 2020 financial results. Fourth quarter 2020 net income per diluted share was $5.43, a 111.2 percent increase from $2.57 per diluted share as reported for fourth quarter 2019. Fourth quarter 2020 adjusted net income per diluted share (a non-GAAP measure) was $5.66, an 88.0 percent increase from $3.01 per diluted share as reported for fourth quarter 2019.
Full year 2020 net income per diluted share was $15.51, a 66.0 percent increase from $9.34 per diluted share as reported for full year 2019. Full year 2020 adjusted net income per diluted share (a non-GAAP measure) was $18.06, a 65.2 percent increase from $10.93 as reported for full year 2019.
As shown in the attached non-GAAP reconciliation tables, adjusted net income and diluted earnings per share excluded net after-tax adjustments of $4.3 million, or $0.23 per share, for fourth quarter 2020; $8.2 million, or $0.44 per share, for fourth quarter 2019; $47.1 million, or $2.55 per share, for full year 2020; and $29.6 million, or $1.59 per share, for full year 2019. The after-tax adjustments in all periods primarily related to non-cash asset impairments. Full year 2020 adjustments also included losses on debt extinguishment and an out-of-period adjustment to accelerate stock-based compensation expense for retirement of eligible employees. Full year 2019 adjustments primarily included non-cash impairments and costs related to catastrophic weather events.
As of December 31, 2020, the Company’s total cash liquidity was $263.7 million. There was also $284.2 million of borrowing capacity on the Company’s U.S. syndicated acquisition line, bringing total immediate liquidity to $547.9 million at the end of 2020. During 2020, the Company generated $805.4 million of operating cash flow ($503.7 million of adjusted operating cash flow), which was partially used to reduce non-floorplan debt by $196.2 million. Additionally, the Company’s U.S. credit facility rent-adjusted leverage ratio was reduced to 2.3 times at the end of the year, down from 3.3 times at the end of 2019.
“Our strong fourth quarter results were highlighted by a further recovery in our U.S. revenue to last year’s levels while maintaining outstanding cost discipline across the company. The effective reengineering of our processes throughout this year culminated in massive productivity improvements in our U.S. and U.K. businesses,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer. “In the fourth quarter, we realized more than a 25-percent improvement in our U.S. technician productivity and more than a 33-percent increase in our salesperson productivity. In a similar fashion, major cost structure improvements in the U.K. throughout 2020 enabled us to remain profitable there every month of the quarter despite our showrooms being closed for 41 of 92 days due to COVID lockdowns. We expect long-term benefits from these cost improvements as the market recovers in 2021.”
Consolidated Results for Fourth Quarter 2020 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:
•Total revenue decreased 3.9 percent (-3.6 percent), to $3.0 billion.
•Total gross profit increased 3.7 percent (4.1 percent), to $481.7 million.
•New vehicle revenues decreased 5.1 percent (-4.6 percent) on an 11.5 percent decrease in unit sales.
•Retail used vehicle revenues decreased 2.5 percent (-2.5 percent) on 10.9 percent lower unit sales.
•Parts and service gross profit decreased 3.8 percent (-3.6 percent) on a revenue decrease of 4.8 percent (-4.4 percent).
•Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 12.3 percent (12.5 percent), to $1,772.
•Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 1,080 basis points, to 61.9 percent. Adjusted SG&A as a percent of gross profit decreased 930 basis points, to 63.6 percent.

Consolidated Results for Full Year 2020 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:
•Total revenue decreased 9.9 percent (-9.4 percent), to $10.9 billion.
•Total gross profit decreased 2.6 percent (-2.2 percent), to $1.8 billion.
•New vehicle gross profit increased 9.9 percent (10.9 percent) on a revenue decrease of 11.6 percent (-11.0 percent). The Company retailed 140,221 new vehicles in 2020, which represented a 17.1 percent decrease in new vehicle unit sales from 2019, reflecting the pandemic’s significant impact on inventory.
•Retail used vehicle gross profit increased 3.7 percent (4.0 percent) on a revenue decrease of 7.8 percent (-7.6 percent). The Company retailed 140,118 used vehicles in 2020, which represented an 11.6 percent decrease over used vehicle unit sales from 2019.
•Parts and service gross profit decreased 7.9 percent (-7.5 percent) on a revenue decrease of 8.0 percent (-7.5 percent).
•Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 9.9 percent (10.1 percent), to $1,669. Same Store Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 10.3 percent (10.6 percent), to $1,685.
•Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 870 basis points, to 66.1 percent. Adjusted SG&A as a percent of gross profit decreased 810 basis points, to 65.8 percent. Same Store adjusted SG&A as a percent of gross profit decreased 800 basis points, to 65.5 percent.
•Operating margin grew 150 basis points, to 4.5 percent. Adjusted operating margin grew 150 basis points, to 4.9 percent. Same Store adjusted operating margin increased 150 basis points, to 4.9 percent.
Segment Results for Fourth Quarter 2020 (year-over-year comparable basis)
•United States:
The Company’s U.S. operations accounted for 80.9 percent of total revenues and 84.1 percent of total gross profit. Total U.S. revenues were flat at $2.4 billion. Total gross profit increased 5.4 percent, to $404.9 million. Same Store U.S. total gross profit increased 5.0 percent, to $401.2 million.
•Same Store new vehicle revenue increased 0.4 percent, with units decreasing 5.6 percent. New vehicle gross profit increased 36.1 percent as gross profit per unit increased $882, a 44.1 percent increase, to $2,883 and more than offset lower volumes.
•Same Store total used revenue declined 0.5 percent, with units decreasing 9.9 percent, as inventory shortages hampered sales later in the quarter. Same Store total used gross profit increased 5.5 percent as gross profit per unit increased $154, a 12.5 percent increase, to $1,387, which partially offset the volume decline.
•Parts and service revenues decreased 4.8 percent and gross profit decreased by 4.6 percent, to $161.3 million. Same Store parts and service revenues decreased 4.9 percent and gross profits decreased 4.9 percent, to $159.9 million.
•F&I revenues increased 2.0 percent, to $116.1 million. F&I gross profit PRU grew $184, to $2,018, or 10.0 percent. Same Store F&I gross profit PRU increased $190, to $2,027, or 10.3 percent.
•SG&A expenses as a percent of gross profit decreased 970 basis points, to 59.5 percent. Adjusted SG&A expenses as a percent of gross profit decreased 850 basis points, to 61.0 percent.
“Our excellent U.S. performance was driven by continued cost discipline and a significant focus on margin retention. As the market recovers and supplies improve, those areas of emphasis should achieve continued positive results. Also important to note is the continued growth in (our digital retailing platform) AcceleRide®,” said Daryl Kenningham, Group 1’s President of U.S. and Brazilian Operations. “In 4Q20, we sold 3,500 vehicles through the platform, a 65-percent increase over 4Q19. To continue our focus on omnichannel innovation, we have further enhanced AcceleRide® to offer our customers even greater convenience to do business how, when, and where they prefer. We have now integrated customer down payments into the platform, begun the implementation of instant credit decision-making features, established an electronic payment feature utilizing Zelle® to provide real time payment to customers selling us their vehicle through AcceleRide®, and launched the AcceleRide® app. We believe our digital retailing process is industry leading, and we will continue making improvements to ensure we are offering our customers a complete digital experience.”
•United Kingdom:
The Company’s U.K. operations accounted for 16.8 percent of total revenues and 13.7 percent of total gross profit as stringent lockdown orders in the U.K. continued to impact service operations and dealership sales. On a constant currency basis, Same Store total revenues decreased 14.4 percent, to $495.7 million. Same Store total gross profit decreased 2.4 percent, to $64.7 million. Same Store SG&A expenses as a percent of gross profit decreased 1,350 basis points, to 77.2 percent.

“Despite the many challenges of government mandated COVID lockdowns throughout the last nine months of 2020 and ongoing Brexit turmoil, we were able to substantially restructure our U.K. business this year. Even with our showrooms closed for more than 90 days, we were able to generate outstanding profits and establish an efficient cost structure that will serve us well as the U.K. market recovers,” commented Hesterberg.
•Brazil:
The Company’s Brazilian operations accounted for 2.3 percent of total revenues and 2.2 percent of total gross profit. On a constant currency basis, Same Store total revenues decreased as the market continued to be weakened by various local shelter-in-place orders, closure requirements, and operating hour restrictions. Despite the weak market due to the pandemic, the company focused on cost and managed to reduce Same Store SG&A expenses as a percent of gross profit by 210 basis points, to 76.0 percent.
Share Repurchase Authorization
During the fourth quarter of 2020, the Company repurchased 265,808 shares at an average price per common share of $117.66, for a total of $31.3 million. During 2020, the Company repurchased 863,572 shares at an average price of $92.86, for a total of $80.2 million. The Company has $168.7 million remaining on its Board authorized common stock share repurchase program. Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
During 2020, the Company disposed of three franchises (Nissan in Mississippi, as well as Buick and GMC in Louisiana) that generated approximately $60 million in trailing-twelve-month revenues. Year-to-date 2021, the Company has disposed of two franchises (Cadillac and Mini) in Texas that generated approximately $40 million in trailing-twelve-month revenues.
Hesterberg added, “In 2020 were able to achieve record profits, a major cost structure overhaul, and a significant reduction in our corporate debt levels. With an expected market recovery in both the U.S. and U.K., we are in a good position to more actively pursue growth via acquisitions, as well as through our core aftersales and used vehicle businesses.”
Fourth Quarter 2020 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter and full year 2020 financial results. The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    9439159
A telephonic replay will be available following the call through February 18, 2021 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10150913
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 182 automotive dealerships, 236 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding our goals, plans, and business strategy to repurchase shares of Group 1 common stock, our expectations regarding the reinstatement of our quarterly dividend as well as other statements, and may include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) board approval of future dividends, (b) general economic and business conditions, (c) the level of manufacturer incentives, (d) the future regulatory environment, (e) our ability to obtain an inventory of desirable new and used vehicles, (f) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (g) our cost of financing and the availability of credit for consumers, (h) our ability to complete acquisitions and dispositions and the risks associated therewith, (i) foreign exchange controls and currency fluctuations, (j) our ability to retain key personnel, (k) the impacts of COVID-19 on our business, (l) the impacts of any potential global recession, and (m) our ability to maintain sufficient liquidity to operate. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.

In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,595.3	$1,681.9	$(86.6)	(5.1)%
Used vehicle retail sales	818.2	838.8	(20.6)	(2.5)%
Used vehicle wholesale sales	86.2	81.8	4.4	5.4%
Parts and service sales	361.2	379.2	(18.0)	(4.8)%
Finance, insurance and other, net	129.3	129.7	(0.4)	(0.3)%
Total revenues	2,990.2	3,111.4	(121.2)	(3.9)%
COST OF SALES:
New vehicle retail sales	1,490.7	1,597.6	(106.9)	(6.7)%
Used vehicle retail sales	769.0	792.8	(23.8)	(3.0)%
Used vehicle wholesale sales	84.2	81.5	2.7	3.4%
Parts and service sales	164.6	174.9	(10.3)	(5.9)%
Total cost of sales	2,508.4	2,646.8	(138.3)	(5.2)%
GROSS PROFIT	481.7	464.6	17.1	3.7%
Selling, general and administrative expenses	298.4	338.1	(39.6)	(11.7)%
Depreciation and amortization expense	19.3	18.6	0.7	3.9%
Asset impairments	13.9	11.5	2.4	21.3%
INCOME (LOSS) FROM OPERATIONS	150.1	96.5	53.6	55.5%
Floorplan interest expense	8.4	14.6	(6.2)	(42.4)%
Other interest expense, net	13.6	19.0	(5.5)	(28.7)%
INCOME (LOSS) BEFORE INCOME TAXES	128.1	62.9	65.2	103.8%
(Benefit) provision for income taxes	28.0	14.8	13.2	89.5%
NET INCOME (LOSS)	$100.1	$48.1	$52.0	108.2%
Less: Earnings (loss) allocated to participating securities	3.6	1.7	1.8	104.7%
Net income (loss) available to diluted common shares	$96.5	$46.3	$50.2	108.3%
DILUTED EARNINGS (LOSS) PER SHARE	$5.43	$2.57	$2.86	111.2%
Weighted average dilutive common shares outstanding	17.8	18.0	(0.2)	(1.4)%
Weighted average participating securities	0.7	0.7	—	(3.7)%
Total weighted average shares	18.4	18.7	(0.3)	(1.5)%
Effective tax rate	21.9%	23.5%	(1.6)%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Years Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$5,580.8	$6,314.1	$(733.3)	(11.6)%
Used vehicle retail sales	3,105.7	3,366.6	(261.0)	(7.8)%
Used vehicle wholesale sales	308.1	355.2	(47.1)	(13.3)%
Parts and service sales	1,389.3	1,510.0	(120.7)	(8.0)%
Finance, insurance and other, net	467.9	497.9	(29.9)	(6.0)%
Total revenues	10,851.8	12,043.8	(1,191.9)	(9.9)%
COST OF SALES:
New vehicle retail sales	5,250.4	6,013.3	(762.9)	(12.7)%
Used vehicle retail sales	2,896.9	3,165.3	(268.4)	(8.5)%
Used vehicle wholesale sales	297.1	354.1	(57.1)	(16.1)%
Parts and service sales	638.5	695.0	(56.5)	(8.1)%
Total cost of sales	9,082.9	10,227.8	(1,144.9)	(11.2)%
GROSS PROFIT	1,769.0	1,816.0	(47.0)	(2.6)%
Selling, general and administrative expenses	1,169.3	1,358.4	(189.1)	(13.9)%
Depreciation and amortization expense	75.8	71.6	4.2	5.8%
Asset impairments	37.7	22.2	15.5	69.6%
INCOME (LOSS) FROM OPERATIONS	486.1	363.7	122.4	33.6%
Floorplan interest expense	39.5	61.6	(22.1)	(35.8)%
Other interest expense, net	62.6	74.9	(12.3)	(16.5)%
(Gain) loss on extinguishment of debt	13.7	—	13.7	—%
INCOME (LOSS) BEFORE INCOME TAXES	370.3	227.3	143.1	62.9%
(Benefit) provision for income taxes	83.8	53.3	30.6	57.4%
NET INCOME (LOSS)	$286.5	$174.0	$112.5	64.6%
Less: Earnings (loss) allocated to participating securities	10.3	6.4	3.8	59.7%
Net income (loss) available to diluted common shares	$276.2	$167.6	$108.6	64.8%
DILUTED EARNINGS (LOSS) PER SHARE	$15.51	$9.34	$6.17	66.0%
Weighted average dilutive common shares outstanding	17.8	17.9	(0.1)	(0.7)%
Weighted average participating securities	0.7	0.7	—	(4.2)%
Total weighted average shares	18.5	18.6	(0.2)	(0.8)%
Effective tax rate	22.6%	23.4%	(0.8)%

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In millions)

	December 31, 2020	December 31, 2019	Increase/(Decrease)	% Change
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$87.3	$23.8	$63.5	267.3%
Contracts-in-transit and vehicle receivables, net of allowance of $0.3 and $0.3, respectively	211.2	253.8	(42.6)	(16.8)%
Accounts and notes receivable, net of allowance of $3.2 and $2.8, respectively	200.0	225.1	(25.1)	(11.2)%
Inventories, net	1,468.0	1,901.7	(433.8)	(22.8)%
Prepaid expenses	19.4	96.4	(77.0)	(79.9)%
Other current assets	18.4	15.5	2.9	18.8%
TOTAL CURRENT ASSETS	2,004.2	2,516.3	(512.1)	(20.4)%
Property and equipment, net of accumulated depreciation of $460.2 and $400.2, respectively	1,608.2	1,547.1	61.1	4.0%
Operating lease assets	209.9	220.1	(10.2)	(4.6)%
Goodwill	997.1	1,008.3	(11.2)	(1.1)%
Intangible franchise rights	232.8	253.5	(20.8)	(8.2)%
Other long-term assets	37.2	24.8	12.4	50.0%
TOTAL ASSETS	$5,089.4	$5,570.2	$(480.8)	(8.6)%

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Floorplan notes payable — credit facility and other, net of offset account of $160.4 and $106.8, respectively	$767.6	$1,144.4	$(376.9)	(32.9)%
Floorplan notes payable — manufacturer affiliates, net of offset account of $16.0 and $4.1, respectively	327.5	459.9	(132.4)	(28.8)%
Current maturities of long-term debt	56.7	59.1	(2.4)	(4.1)%
Current operating lease liabilities	21.5	24.6	(3.2)	(12.8)%
Accounts payable	442.6	527.5	(84.9)	(16.1)%
Accrued expenses and other current liabilities	226.9	206.7	20.2	9.8%
TOTAL CURRENT LIABILITIES	1,842.7	2,422.3	(579.6)	(23.9)%
Long-term debt	1,294.7	1,432.1	(137.4)	(9.6)%
Long-term operating lease liabilities	207.6	210.7	(3.1)	(1.5)%
Deferred income taxes	141.0	145.7	(4.7)	(3.2)%
Long-term interest rate swap liabilities	40.6	4.4	36.2	823.9%
Other long-term liabilities	113.2	99.2	14.0	14.1%
STOCKHOLDERS’ EQUITY:
Common stock	0.3	0.3	—	(0.2)%
Additional paid-in capital	308.3	295.3	13.0	4.4%
Retained earnings	1,817.9	1,542.4	275.4	17.9%
Accumulated other comprehensive income (loss)	(184.0)	(147.0)	(37.1)	25.2%
Treasury stock	(492.8)	(435.3)	(57.5)	13.2%
TOTAL STOCKHOLDERS’ EQUITY	1,449.6	1,255.7	193.8	15.4%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,089.4	$5,570.2	$(480.8)	(8.6)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended December 31,		Years Ended December 31,
		2020 (%)	2019 (%)	2020 (%)	2019 (%)
New vehicle unit sales geographic mix
Region	Geographic Market
United States	Texas	40.5	37.8	37.8	36.3
	Oklahoma	7.7	6.9	7.5	6.8
	California	5.2	5.3	4.9	5.5
	Georgia	5.2	4.7	4.7	4.6
	Massachusetts	4.8	4.7	4.6	4.7
	Florida	2.9	3.1	2.7	2.7
	Louisiana	2.3	2.2	2.2	2.4
	New Hampshire	1.9	1.8	1.9	1.8
	New Jersey	2.2	1.9	1.9	1.8
	South Carolina	2.0	1.8	1.8	1.7
	New Mexico	1.4	0.8	1.3	0.5
	Kansas	1.2	1.2	1.2	1.1
	Mississippi	0.7	1.0	1.0	1.1
	Alabama	0.7	0.6	0.7	0.7
	Maryland	0.6	0.5	0.5	0.5
		79.5	74.3	74.9	72.2

International	United Kingdom	16.3	19.8	21.2	22.2
	Brazil	4.3	5.9	3.9	5.6
		100.0	100.0	100.0	100.0

New vehicle unit sales brand mix
Toyota/Lexus		26.5	25.1	23.9	24.7
Volkswagen/Audi/Porsche/SEAT/SKODA		13.2	14.6	14.9	14.1
BMW/MINI		11.3	12.0	11.4	12.0
Ford/Lincoln		9.8	9.9	10.5	10.4
Honda/Acura		9.5	10.8	9.3	10.7
Chevrolet/GMC/Buick/Cadillac		8.1	6.8	7.6	6.6
Mercedes-Benz/Smart/Sprinter		4.8	5.4	5.2	5.2
Nissan		4.7	5.3	5.1	5.9
Hyundai/Kia/Genesis		4.3	3.5	4.3	3.7
Chrysler/Dodge/Jeep/RAM		4.4	3.4	4.1	3.4
Jaguar/Land Rover		1.7	1.9	2.1	2.0
Other		1.7	1.3	1.6	1.3
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,595.3	$1,681.9	$(86.6)	(5.1)%	$(8.8)	(4.6)%
Used vehicle retail sales	818.2	838.8	(20.6)	(2.5)%	0.5	(2.5)%
Used vehicle wholesale sales	86.2	81.8	4.4	5.4%	(0.1)	5.5%
Total used	904.4	920.6	(16.2)	(1.8)%	0.5	(1.8)%
Parts and service sales	361.2	379.2	(18.0)	(4.8)%	(1.3)	(4.4)%
F&I, net	129.3	129.7	(0.4)	(0.3)%	(0.2)	(0.2)%
Total revenues	$2,990.2	$3,111.4	$(121.2)	(3.9)%	$(9.9)	(3.6)%
Gross profit:
New vehicle retail sales	$104.6	$84.3	$20.3	24.1%	$(0.9)	25.1%
Used vehicle retail sales	49.2	46.0	3.2	7.0%	(0.1)	7.3%
Used vehicle wholesale sales	2.0	0.3	1.7	517.0%	(0.1)	560.0%
Total used	51.2	46.3	4.9	10.6%	(0.3)	11.2%
Parts and service sales	196.6	204.3	(7.7)	(3.8)%	(0.4)	(3.6)%
F&I, net	129.3	129.7	(0.4)	(0.3)%	(0.2)	(0.2)%
Total gross profit	$481.7	$464.6	$17.1	3.7%	$(1.8)	4.1%
Gross margin:
New vehicle retail sales	6.6%	5.0%	1.5%
Used vehicle retail sales	6.0%	5.5%	0.5%
Used vehicle wholesale sales	2.3%	0.4%	1.9%
Total used	5.7%	5.0%	0.6%
Parts and service sales	54.4%	53.9%	0.6%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.1%	14.9%	1.2%
Units sold:
Retail new vehicles sold	38,520	43,537	(5,017)	(11.5)%
Retail used vehicles sold	34,453	38,671	(4,218)	(10.9)%
Wholesale used vehicles sold	10,816	12,243	(1,427)	(11.7)%
Total used	45,269	50,914	(5,645)	(11.1)%
Average sales price per unit sold:
New vehicle retail	$41,415	$38,632	$2,784	7.2%	$(230)	7.8%
Used vehicle retail	$23,749	$21,691	$2,058	9.5%	$16	9.4%
Gross profit per unit sold:
New vehicle retail sales	$2,716	$1,937	$779	40.2%	$(23)	41.4%
Used vehicle retail sales	$1,428	$1,189	$239	20.1%	$(4)	20.5%
Used vehicle wholesale sales	$187	$27	$160	598.4%	$(13)	647.1%
Total used	$1,131	$909	$222	24.4%	$(6)	25.1%
F&I PRU	$1,772	$1,578	$194	12.3%	$(3)	12.5%
Other:
SG&A expenses	$298.4	$338.1	$(39.6)	(11.7)%	$(1.3)	(11.3)%
Adjusted SG&A expenses (1)	$306.5	$338.8	$(32.3)	(9.5)%	$(1.2)	(9.2)%
SG&A as % gross profit	61.9%	72.8%	(10.8)%
Adjusted SG&A as % gross profit (1)	63.6%	72.9%	(9.3)%
Operating margin %	5.0%	3.1%	1.9%
Adjusted operating margin % (1)	5.2%	3.4%	1.8%
Pretax margin %	4.3%	2.0%	2.3%
Adjusted pretax margin % (1)	4.5%	2.4%	2.1%
Floorplan expense:
Floorplan interest expense	$8.4	$14.6	$(6.2)	(42.4)%	$—	(42.6)%
Less: Floorplan assistance (2)	14.3	13.6	0.7	5.3%	—	5.3%
Net floorplan expense	$(5.8)	$1.1	$(6.9)	(646.0)%	$—	(648.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$5,580.8	$6,314.1	$(733.3)	(11.6)%	$(37.5)	(11.0)%
Used vehicle retail sales	3,105.7	3,366.6	(261.0)	(7.8)%	(5.8)	(7.6)%
Used vehicle wholesale sales	308.1	355.2	(47.1)	(13.3)%	(2.3)	(12.6)%
Total used	3,413.7	3,721.8	(308.1)	(8.3)%	(8.1)	(8.1)%
Parts and service sales	1,389.3	1,510.0	(120.7)	(8.0)%	(7.1)	(7.5)%
F&I, net	467.9	497.9	(29.9)	(6.0)%	(1.1)	(5.8)%
Total revenues	$10,851.8	$12,043.8	$(1,191.9)	(9.9)%	$(53.8)	(9.4)%
Gross profit:
New vehicle retail sales	$330.5	$300.8	$29.7	9.9%	$(3.1)	10.9%
Used vehicle retail sales	208.7	201.3	7.4	3.7%	(0.6)	4.0%
Used vehicle wholesale sales	11.0	1.0	10.0	991.6%	(0.3)	1,017.5%
Total used	219.7	202.3	17.4	8.6%	(0.9)	9.0%
Parts and service sales	750.8	815.0	(64.1)	(7.9)%	(2.9)	(7.5)%
F&I, net	467.9	497.9	(29.9)	(6.0)%	(1.1)	(5.8)%
Total gross profit	$1,769.0	$1,816.0	$(47.0)	(2.6)%	$(7.9)	(2.2)%
Gross margin:
New vehicle retail sales	5.9%	4.8%	1.2%
Used vehicle retail sales	6.7%	6.0%	0.7%
Used vehicle wholesale sales	3.6%	0.3%	3.3%
Total used	6.4%	5.4%	1.0%
Parts and service sales	54.0%	54.0%	0.1%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.3%	15.1%	1.2%
Units sold:
Retail new vehicles sold	140,221	169,136	(28,915)	(17.1)%
Retail used vehicles sold	140,118	158,549	(18,431)	(11.6)%
Wholesale used vehicles sold	41,786	51,205	(9,419)	(18.4)%
Total used	181,904	209,754	(27,850)	(13.3)%
Average sales price per unit sold:
New vehicle retail	$39,800	$37,332	$2,469	6.6%	$(268)	7.3%
Used vehicle retail	$22,165	$21,234	$931	4.4%	$(42)	4.6%
Gross profit per unit sold:
New vehicle retail sales	$2,357	$1,778	$578	32.5%	$(22)	33.7%
Used vehicle retail sales	$1,490	$1,270	$220	17.3%	$(4)	17.6%
Used vehicle wholesale sales	$263	$20	$244	1,237.7%	$(6)	1,269.3%
Total used	$1,208	$965	$243	25.2%	$(5)	25.7%
F&I PRU	$1,669	$1,519	$150	9.9%	$(4)	10.1%
Other:
SG&A expenses	$1,169.3	$1,358.4	$(189.1)	(13.9)%	$(7.3)	(13.4)%
Adjusted SG&A expenses (1)	$1,164.7	$1,343.4	$(178.7)	(13.3)%	$(7.0)	(12.8)%
SG&A as % gross profit	66.1%	74.8%	(8.7)%
Adjusted SG&A as % gross profit (1)	65.8%	74.0%	(8.1)%
Operating margin %	4.5%	3.0%	1.5%
Adjusted operating margin % (1)	4.9%	3.3%	1.5%
Pretax margin %	3.4%	1.9%	1.5%
Adjusted pretax margin % (1)	3.9%	2.2%	1.7%
Floorplan expense:
Floorplan interest expense	$39.5	$61.6	$(22.1)	(35.8)%	$(0.1)	(35.7)%
Less: Floorplan assistance (2)	47.3	49.1	(1.8)	(3.7)%	—	(3.7)%
Net floorplan expense	$(7.8)	$12.4	$(20.2)	(162.6)%	$(0.1)	(162.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,330.3	$1,319.9	$10.4	0.8%
Used vehicle retail sales	629.1	632.4	(3.3)	(0.5)%
Used vehicle wholesale sales	47.3	41.5	5.8	14.0%
Total used	676.4	673.9	2.5	0.4%
Parts and service sales	297.4	312.3	(14.9)	(4.8)%
F&I, net	116.1	113.9	2.3	2.0%
Total revenues	$2,420.1	$2,419.9	$0.2	—%
Gross profit:
New vehicle retail sales	$88.8	$64.6	$24.2	37.4%
Used vehicle retail sales	37.1	36.5	0.6	1.6%
Used vehicle wholesale sales	1.6	0.1	1.5	1,687.7%
Total used	38.6	36.6	2.0	5.6%
Parts and service sales	161.3	169.2	(7.8)	(4.6)%
F&I, net	116.1	113.9	2.3	2.0%
Total gross profit	$404.9	$384.3	$20.7	5.4%
Gross margin:
New vehicle retail sales	6.7%	4.9%	1.8%
Used vehicle retail sales	5.9%	5.8%	0.1%
Used vehicle wholesale sales	3.3%	0.2%	3.1%
Total used	5.7%	5.4%	0.3%
Parts and service sales	54.3%	54.2%	0.1%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.7%	15.9%	0.9%
Units sold:
Retail new vehicles sold	30,610	32,347	(1,737)	(5.4)%
Retail used vehicles sold	26,917	29,717	(2,800)	(9.4)%
Wholesale used vehicles sold	6,307	7,034	(727)	(10.3)%
Total used	33,224	36,751	(3,527)	(9.6)%
Average sales price per unit sold:
New vehicle retail	$43,459	$40,804	$2,655	6.5%
Used vehicle retail	$23,371	$21,280	$2,091	9.8%
Gross profit per unit sold:
New vehicle retail sales	$2,901	$1,998	$904	45.2%
Used vehicle retail sales	$1,378	$1,229	$149	12.1%
Used vehicle wholesale sales	$247	$12	$234	1,893.7%
Total used	$1,163	$996	$167	16.8%
F&I PRU	$2,018	$1,835	$184	10.0%
Other:
SG&A expenses	$241.0	$266.1	$(25.0)	(9.4)%
Adjusted SG&A expenses (1)	$246.9	$266.8	$(19.9)	(7.5)%
SG&A as % gross profit	59.5%	69.2%	(9.7)%
Adjusted SG&A as % gross profit (1)	61.0%	69.4%	(8.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$4,406.6	$4,832.2	$(425.6)	(8.8)%
Used vehicle retail sales	2,348.5	2,509.9	(161.4)	(6.4)%
Used vehicle wholesale sales	169.4	174.5	(5.0)	(2.9)%
Total used	2,517.9	2,684.4	(166.5)	(6.2)%
Parts and service sales	1,162.6	1,234.4	(71.8)	(5.8)%
F&I, net	416.3	433.2	(16.9)	(3.9)%
Total revenues	$8,503.4	$9,184.2	$(680.8)	(7.4)%
Gross profit:
New vehicle retail sales	$272.4	$228.8	$43.5	19.0%
Used vehicle retail sales	162.8	161.7	1.1	0.7%
Used vehicle wholesale sales	7.7	2.5	5.2	207.5%
Total used	170.5	164.2	6.3	3.9%
Parts and service sales	626.8	668.5	(41.8)	(6.2)%
F&I, net	416.3	433.2	(16.9)	(3.9)%
Total gross profit	$1,486.0	$1,494.8	$(8.8)	(0.6)%
Gross margin:
New vehicle retail sales	6.2%	4.7%	1.4%
Used vehicle retail sales	6.9%	6.4%	0.5%
Used vehicle wholesale sales	4.6%	1.4%	3.1%
Total used	6.8%	6.1%	0.7%
Parts and service sales	53.9%	54.2%	(0.2)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.5%	16.3%	1.2%
Units sold:
Retail new vehicles sold	105,022	122,096	(17,074)	(14.0)%
Retail used vehicles sold	108,411	121,016	(12,605)	(10.4)%
Wholesale used vehicles sold	24,679	28,577	(3,898)	(13.6)%
Total used	133,090	149,593	(16,503)	(11.0)%
Average sales price per unit sold:
New vehicle retail	$41,959	$39,577	$2,382	6.0%
Used vehicle retail	$21,663	$20,740	$922	4.4%
Gross profit per unit sold:
New vehicle retail sales	$2,593	$1,874	$719	38.4%
Used vehicle retail sales	$1,502	$1,336	$166	12.4%
Used vehicle wholesale sales	$313	$88	$225	256.0%
Total used	$1,281	$1,098	$184	16.7%
F&I PRU	$1,951	$1,782	$169	9.5%
Other:
SG&A expenses	$947.0	$1,075.6	$(128.5)	(12.0)%
Adjusted SG&A expenses (1)	$942.3	$1,061.1	$(118.7)	(11.2)%
SG&A as % gross profit	63.7%	72.0%	(8.2)%
Adjusted SG&A as % gross profit (1)	63.4%	71.0%	(7.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$221.7	$283.5	$(61.8)	(21.8)%	$4.7	(23.5)%
Used vehicle retail sales	177.4	184.5	(7.0)	(3.8)%	4.2	(6.1)%
Used vehicle wholesale sales	35.8	35.2	0.6	1.6%	0.9	(0.9)%
Total used	213.2	219.7	(6.5)	(2.9)%	5.0	(5.2)%
Parts and service sales	55.3	55.4	(0.1)	(0.2)%	1.4	(2.7)%
F&I, net	11.6	13.8	(2.3)	(16.3)%	0.3	(18.3)%
Total revenues	$501.9	$572.5	$(70.6)	(12.3)%	$11.4	(14.3)%
Gross profit:
New vehicle retail sales	$12.3	$14.6	$(2.3)	(15.8)%	$0.2	(17.5)%
Used vehicle retail sales	10.8	8.2	2.6	31.6%	0.2	28.6%
Used vehicle wholesale sales	0.1	(0.1)	0.2	251.6%	—	292.4%
Total used	11.0	8.2	2.8	34.6%	0.2	32.0%
Parts and service sales	31.4	29.9	1.5	5.0%	0.8	2.3%
F&I, net	11.6	13.8	(2.3)	(16.3)%	0.3	(18.3)%
Total gross profit	$66.2	$66.5	$(0.3)	(0.4)%	$1.5	(2.7)%
Gross margin:
New vehicle retail sales	5.5%	5.1%	0.4%
Used vehicle retail sales	6.1%	4.5%	1.6%
Used vehicle wholesale sales	0.4%	(0.2)%	0.6%
Total used	5.1%	3.7%	1.4%
Parts and service sales	56.7%	54.0%	2.8%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.2%	11.6%	1.6%
Units sold:
Retail new vehicles sold	6,260	8,626	(2,366)	(27.4)%
Retail used vehicles sold	6,926	7,837	(911)	(11.6)%
Wholesale used vehicles sold	4,134	4,661	(527)	(11.3)%
Total used	11,060	12,498	(1,438)	(11.5)%
Average sales price per unit sold:
New vehicle retail	$35,423	$32,871	$2,552	7.8%	$758	5.5%
Used vehicle retail	$25,620	$23,539	$2,082	8.8%	$603	6.3%
Gross profit per unit sold:
New vehicle retail sales	$1,959	$1,690	$270	16.0%	$38	13.7%
Used vehicle retail sales	$1,566	$1,052	$514	48.9%	$36	45.5%
Used vehicle wholesale sales	$32	$(18)	$50	270.9%	$(8)	317.0%
Total used	$992	$653	$340	52.1%	$19	49.1%
F&I PRU	$878	$840	$38	4.5%	$21	2.0%
Other:
SG&A expenses	$49.4	$61.0	$(11.6)	(19.1)%	$1.2	(21.0)%
Adjusted SG&A expenses (1)	$51.6	$61.0	$(9.4)	(15.5)%	$1.3	(17.6)%
SG&A as % gross profit	74.6%	91.9%	(17.2)%
Adjusted SG&A as % gross profit (1)	77.9%	91.9%	(13.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,021.8	$1,195.1	$(173.2)	(14.5)%	$3.7	(14.8)%
Used vehicle retail sales	707.2	771.3	(64.1)	(8.3)%	7.4	(9.3)%
Used vehicle wholesale sales	126.4	162.3	(36.0)	(22.2)%	1.2	(22.9)%
Total used	833.5	933.7	(100.1)	(10.7)%	8.5	(11.6)%
Parts and service sales	194.8	227.9	(33.1)	(14.5)%	2.2	(15.5)%
F&I, net	46.6	57.0	(10.4)	(18.2)%	0.3	(18.7)%
Total revenues	$2,096.8	$2,413.7	$(316.8)	(13.1)%	$14.7	(13.7)%
Gross profit:
New vehicle retail sales	$47.0	$54.2	$(7.2)	(13.4)%	$—	(13.4)%
Used vehicle retail sales	42.1	33.7	8.4	24.9%	0.5	23.4%
Used vehicle wholesale sales	2.5	(2.7)	5.2	190.8%	—	191.2%
Total used	44.6	31.0	13.6	43.8%	0.5	42.1%
Parts and service sales	109.9	125.4	(15.5)	(12.4)%	1.3	(13.4)%
F&I, net	46.6	57.0	(10.4)	(18.2)%	0.3	(18.7)%
Total gross profit	$248.1	$267.7	$(19.6)	(7.3)%	$2.1	(8.1)%
Gross margin:
New vehicle retail sales	4.6%	4.5%	0.1%
Used vehicle retail sales	6.0%	4.4%	1.6%
Used vehicle wholesale sales	1.9%	(1.7)%	3.6%
Total used	5.3%	3.3%	2.0%
Parts and service sales	56.4%	55.0%	1.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.8%	11.1%	0.7%
Units sold:
Retail new vehicles sold	29,684	37,565	(7,881)	(21.0)%
Retail used vehicles sold	29,091	33,121	(4,030)	(12.2)%
Wholesale used vehicles sold	15,651	20,694	(5,043)	(24.4)%
Total used	44,742	53,815	(9,073)	(16.9)%
Average sales price per unit sold:
New vehicle retail	$34,424	$31,814	$2,610	8.2%	$124	7.8%
Used vehicle retail	$24,309	$23,288	$1,021	4.4%	$253	3.3%
Gross profit per unit sold:
New vehicle retail sales	$1,583	$1,443	$139	9.7%	$2	9.5%
Used vehicle retail sales	$1,448	$1,018	$430	42.2%	$17	40.5%
Used vehicle wholesale sales	$157	$(131)	$288	220.1%	$(1)	220.6%
Total used	$997	$576	$420	72.9%	$11	71.0%
F&I PRU	$793	$806	$(13)	(1.6)%	$5	(2.3)%
Other:
SG&A expenses	$191.2	$236.9	$(45.6)	(19.3)%	$1.6	(19.9)%
Adjusted SG&A expenses (1)	$192.2	$236.4	$(44.2)	(18.7)%	$1.7	(19.4)%
SG&A as % gross profit	77.1%	88.5%	(11.4)%
Adjusted SG&A as % gross profit (1)	77.5%	88.3%	(10.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$43.3	$78.5	$(35.2)	(44.8)%	$(13.6)	(27.5)%
Used vehicle retail sales	11.7	22.0	(10.3)	(46.7)%	(3.6)	(30.2)%
Used vehicle wholesale sales	3.1	5.0	(1.9)	(38.4)%	(1.0)	(19.2)%
Total used	14.8	27.0	(12.2)	(45.2)%	(4.6)	(28.2)%
Parts and service sales	8.5	11.5	(3.0)	(26.1)%	(2.7)	(3.0)%
F&I, net	1.6	2.0	(0.4)	(21.2)%	(0.5)	3.3%
Total revenues	$68.2	$119.0	$(50.8)	(42.7)%	$(21.3)	(24.8)%
Gross profit:
New vehicle retail sales	$3.6	$5.1	$(1.6)	(30.6)%	$(1.1)	(8.9)%
Used vehicle retail sales	1.3	1.2	—	4.1%	(0.4)	36.0%
Used vehicle wholesale sales	0.3	0.3	—	2.2%	(0.1)	34.6%
Total used	1.6	1.5	0.1	3.7%	(0.5)	35.7%
Parts and service sales	3.9	5.2	(1.3)	(25.8)%	(1.2)	(2.8)%
F&I, net	1.6	2.0	(0.4)	(21.2)%	(0.5)	3.3%
Total gross profit	$10.6	$13.9	$(3.3)	(23.6)%	$(3.3)	0.1%
Gross margin:
New vehicle retail sales	8.2%	6.5%	1.7%
Used vehicle retail sales	10.8%	5.5%	5.3%
Used vehicle wholesale sales	10.7%	6.5%	4.3%
Total used	10.8%	5.7%	5.1%
Parts and service sales	45.6%	45.4%	0.2%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.6%	11.7%	3.9%
Units sold:
Retail new vehicles sold	1,650	2,564	(914)	(35.6)%
Retail used vehicles sold	610	1,117	(507)	(45.4)%
Wholesale used vehicles sold	375	548	(173)	(31.6)%
Total used	985	1,665	(680)	(40.8)%
Average sales price per unit sold:
New vehicle retail	$26,235	$30,601	$(4,365)	(14.3)%	$(8,235)	12.6%
Used vehicle retail	$19,186	$19,666	$(480)	(2.4)%	$(5,943)	27.8%
Gross profit per unit sold:
New vehicle retail sales	$2,160	$2,002	$158	7.9%	$(674)	41.6%
Used vehicle retail sales	$2,073	$1,088	$985	90.6%	$(636)	149.0%
Used vehicle wholesale sales	$889	$595	$294	49.3%	$(282)	96.7%
Total used	$1,622	$926	$697	75.2%	$(501)	129.4%
F&I PRU	$705	$549	$156	28.3%	$(219)	68.3%
Other:
SG&A expenses	$8.0	$11.0	$(3.0)	(27.1)%	$(2.5)	(4.5)%
SG&A as % gross profit	75.2%	78.8%	(3.5)%

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$152.4	$286.8	$(134.4)	(46.9)%	$(41.2)	(32.5)%
Used vehicle retail sales	50.0	85.4	(35.4)	(41.4)%	(13.2)	(26.0)%
Used vehicle wholesale sales	12.3	18.3	(6.1)	(33.1)%	(3.5)	(14.2)%
Total used	62.3	103.7	(41.5)	(40.0)%	(16.7)	(23.9)%
Parts and service sales	31.9	47.6	(15.7)	(33.0)%	(9.3)	(13.5)%
F&I, net	5.0	7.6	(2.7)	(34.9)%	(1.4)	(16.6)%
Total revenues	$251.6	$445.9	$(194.3)	(43.6)%	$(68.6)	(28.2)%
Gross profit:
New vehicle retail sales	$11.1	$17.8	$(6.7)	(37.5)%	$(3.1)	(19.8)%
Used vehicle retail sales	3.8	5.9	(2.1)	(36.2)%	(1.1)	(17.3)%
Used vehicle wholesale sales	0.8	1.2	(0.4)	(32.7)%	(0.3)	(11.9)%
Total used	4.6	7.1	(2.5)	(35.6)%	(1.4)	(16.4)%
Parts and service sales	14.2	21.0	(6.8)	(32.5)%	(4.1)	(12.8)%
F&I, net	5.0	7.6	(2.7)	(34.9)%	(1.4)	(16.6)%
Total gross profit	$34.8	$53.5	$(18.7)	(34.9)%	$(10.0)	(16.2)%
Gross margin:
New vehicle retail sales	7.3%	6.2%	1.1%
Used vehicle retail sales	7.5%	6.9%	0.6%
Used vehicle wholesale sales	6.6%	6.6%	—%
Total used	7.3%	6.8%	0.5%
Parts and service sales	44.5%	44.2%	0.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.9%	12.0%	1.8%
Units sold:
Retail new vehicles sold	5,515	9,475	(3,960)	(41.8)%
Retail used vehicles sold	2,616	4,412	(1,796)	(40.7)%
Wholesale used vehicles sold	1,456	1,934	(478)	(24.7)%
Total used	4,072	6,346	(2,274)	(35.8)%
Average sales price per unit sold:
New vehicle retail	$27,639	$30,274	$(2,636)	(8.7)%	$(7,475)	16.0%
Used vehicle retail	$19,120	$19,356	$(236)	(1.2)%	$(5,041)	24.8%
Gross profit per unit sold:
New vehicle retail sales	$2,012	$1,874	$139	7.4%	$(568)	37.7%
Used vehicle retail sales	$1,438	$1,336	$102	7.6%	$(426)	39.5%
Used vehicle wholesale sales	$559	$625	$(66)	(10.6)%	$(172)	17.0%
Total used	$1,124	$1,120	$4	0.4%	$(335)	30.3%
F&I PRU	$612	$551	$61	11.1%	$(172)	42.4%
Other:
SG&A expenses	$31.1	$46.0	$(14.9)	(32.4)%	$(8.9)	(13.0)%
Adjusted SG&A expenses (1)	$30.2	$46.0	$(15.8)	(34.3)%	$(8.7)	(15.3)%
SG&A as % gross profit	89.2%	85.8%	3.4%
Adjusted SG&A as % gross profit (1)	86.7%	85.8%	0.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,580.3	$1,672.8	$(92.5)	(5.5)%	$(8.9)	(5.0)%
Used vehicle retail sales	806.8	833.2	(26.4)	(3.2)%	0.5	(3.2)%
Used vehicle wholesale sales	85.4	81.4	4.0	5.0%	(0.1)	5.1%
Total used	892.2	914.5	(22.4)	(2.4)%	0.4	(2.5)%
Parts and service sales	356.5	374.0	(17.5)	(4.7)%	(1.3)	(4.3)%
F&I, net	128.4	128.9	(0.5)	(0.4)%	(0.2)	(0.3)%
Total revenues	$2,957.4	$3,090.3	$(132.9)	(4.3)%	$(10.0)	(4.0)%
Gross profit:
New vehicle retail sales	$103.3	$84.0	$19.3	23.0%	$(0.9)	24.1%
Used vehicle retail sales	48.9	45.8	3.1	6.7%	(0.1)	7.0%
Used vehicle wholesale sales	2.0	0.4	1.7	450.3%	(0.2)	497.9%
Total used	50.9	46.1	4.8	10.3%	(0.3)	11.0%
Parts and service sales	193.9	201.8	(7.8)	(3.9)%	(0.4)	(3.7)%
F&I, net	128.4	128.9	(0.5)	(0.4)%	(0.2)	(0.3)%
Total gross profit	$476.5	$460.8	$15.7	3.4%	$(1.8)	3.8%
Gross margin:
New vehicle retail sales	6.5%	5.0%	1.5%
Used vehicle retail sales	6.1%	5.5%	0.6%
Used vehicle wholesale sales	2.4%	0.5%	1.9%
Total used	5.7%	5.0%	0.7%
Parts and service sales	54.4%	53.9%	0.4%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.1%	14.9%	1.2%
Units sold:
Retail new vehicles sold	38,229	43,318	(5,089)	(11.7)%
Retail used vehicles sold	34,063	38,397	(4,334)	(11.3)%
Wholesale used vehicles sold	10,737	12,147	(1,410)	(11.6)%
Total used	44,800	50,544	(5,744)	(11.4)%
Average sales price per unit sold:
New vehicle retail	$41,338	$38,617	$2,721	7.0%	$(232)	7.6%
Used vehicle retail	$23,684	$21,699	$1,986	9.2%	$15	9.1%
Gross profit per unit sold:
New vehicle retail sales	$2,702	$1,938	$764	39.4%	$(23)	40.6%
Used vehicle retail sales	$1,434	$1,192	$242	20.3%	$(4)	20.6%
Used vehicle wholesale sales	$191	$31	$160	522.5%	$(17)	576.4%
Total used	$1,136	$913	$223	24.4%	$(7)	25.2%
F&I PRU	$1,776	$1,578	$198	12.6%	$(3)	12.7%
Other:
SG&A expenses	$299.6	$333.0	$(33.4)	(10.0)%	$(1.3)	(9.7)%
Adjusted SG&A expenses (1)	$302.3	$333.8	$(31.5)	(9.4)%	$(1.3)	(9.0)%
SG&A as % gross profit	62.9%	72.3%	(9.4)%
Adjusted SG&A as % gross profit (1)	63.4%	72.4%	(9.0)%
Operating margin %	5.0%	3.2%	1.8%
Adjusted operating margin % (1)	5.2%	3.5%	1.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$5,463.0	$6,260.6	$(797.7)	(12.7)%	$(37.0)	(12.2)%
Used vehicle retail sales	3,023.6	3,328.2	(304.6)	(9.2)%	(5.7)	(9.0)%
Used vehicle wholesale sales	299.8	346.4	(46.6)	(13.4)%	(2.2)	(12.8)%
Total used	3,323.4	3,674.6	(351.2)	(9.6)%	(7.9)	(9.3)%
Parts and service sales	1,356.7	1,483.3	(126.6)	(8.5)%	(7.2)	(8.0)%
F&I, net	461.9	494.3	(32.4)	(6.6)%	(1.1)	(6.3)%
Total revenues	$10,605.0	$11,912.9	$(1,307.9)	(11.0)%	$(53.1)	(10.5)%
Gross profit:
New vehicle retail sales	$321.3	$298.7	$22.6	7.6%	$(3.1)	8.6%
Used vehicle retail sales	203.7	199.9	3.7	1.9%	(0.6)	2.2%
Used vehicle wholesale sales	10.9	1.3	9.7	757.1%	(0.3)	777.5%
Total used	214.6	201.2	13.4	6.7%	(0.9)	7.1%
Parts and service sales	732.3	802.1	(69.7)	(8.7)%	(2.9)	(8.3)%
F&I, net	461.9	494.3	(32.4)	(6.6)%	(1.1)	(6.3)%
Total gross profit	$1,730.1	$1,796.3	$(66.2)	(3.7)%	$(7.9)	(3.2)%
Gross margin:
New vehicle retail sales	5.9%	4.8%	1.1%
Used vehicle retail sales	6.7%	6.0%	0.7%
Used vehicle wholesale sales	3.6%	0.4%	3.3%
Total used	6.5%	5.5%	1.0%
Parts and service sales	54.0%	54.1%	(0.1)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.3%	15.1%	1.2%
Units sold:
Retail new vehicles sold	137,302	167,245	(29,943)	(17.9)%
Retail used vehicles sold	136,865	156,539	(19,674)	(12.6)%
Wholesale used vehicles sold	40,767	50,282	(9,515)	(18.9)%
Total used	177,632	206,821	(29,189)	(14.1)%
Average sales price per unit sold:
New vehicle retail	$39,788	$37,434	$2,354	6.3%	$(269)	7.0%
Used vehicle retail	$22,092	$21,261	$830	3.9%	$(41)	4.1%
Gross profit per unit sold:
New vehicle retail sales	$2,340	$1,786	$554	31.0%	$(22)	32.3%
Used vehicle retail sales	$1,488	$1,277	$211	16.5%	$(4)	16.9%
Used vehicle wholesale sales	$268	$25	$243	957.2%	$(6)	982.3%
Total used	$1,208	$973	$235	24.2%	$(5)	24.7%
F&I PRU	$1,685	$1,527	$158	10.3%	$(4)	10.6%
Other:
SG&A expenses	$1,143.0	$1,338.9	$(195.9)	(14.6)%	$(7.2)	(14.1)%
Adjusted SG&A expenses (1)	$1,133.0	$1,320.3	$(187.3)	(14.2)%	$(7.0)	(13.7)%
SG&A as % gross profit	66.1%	74.5%	(8.5)%
Adjusted SG&A as % gross profit (1)	65.5%	73.5%	(8.0)%
Operating margin %	4.5%	3.1%	1.5%
Adjusted operating margin % (1)	4.9%	3.4%	1.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,317.4	$1,312.3	$5.1	0.4%
Used vehicle retail sales	618.8	627.8	(9.0)	(1.4)%
Used vehicle wholesale sales	46.7	41.3	5.4	13.1%
Total used	665.5	669.0	(3.6)	(0.5)%
Parts and service sales	295.3	310.7	(15.4)	(4.9)%
F&I, net	115.3	113.2	2.2	1.9%
Total revenues	$2,393.5	$2,405.2	$(11.7)	(0.5)%
Gross profit:
New vehicle retail sales	$87.5	$64.3	$23.2	36.1%
Used vehicle retail sales	36.8	36.3	0.5	1.4%
Used vehicle wholesale sales	1.6	0.1	1.5	1,676.3%
Total used	38.4	36.4	2.0	5.5%
Parts and service sales	159.9	168.2	(8.3)	(4.9)%
F&I, net	115.3	113.2	2.2	1.9%
Total gross profit	$401.2	$382.1	$19.0	5.0%
Gross margin:
New vehicle retail sales	6.6%	4.9%	1.7%
Used vehicle retail sales	6.0%	5.8%	0.2%
Used vehicle wholesale sales	3.4%	0.2%	3.2%
Total used	5.8%	5.4%	0.3%
Parts and service sales	54.1%	54.1%	—%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.8%	15.9%	0.9%
Units sold:
Retail new vehicles sold	30,357	32,152	(1,795)	(5.6)%
Retail used vehicles sold	26,556	29,465	(2,909)	(9.9)%
Wholesale used vehicles sold	6,241	6,954	(713)	(10.3)%
Total used	32,797	36,419	(3,622)	(9.9)%
Average sales price per unit sold:
New vehicle retail	$43,397	$40,817	$2,580	6.3%
Used vehicle retail	$23,302	$21,306	$1,995	9.4%
Gross profit per unit sold:
New vehicle retail sales	$2,883	$2,001	$882	44.1%
Used vehicle retail sales	$1,387	$1,234	$154	12.5%
Used vehicle wholesale sales	$256	$13	$243	1,879.3%
Total used	$1,172	$1,000	$171	17.1%
F&I PRU	$2,027	$1,837	$190	10.3%
Other:
SG&A expenses	$241.5	$263.5	$(21.9)	(8.3)%
Adjusted SG&A expenses (1)	$244.3	$264.2	$(19.9)	(7.5)%
SG&A as % gross profit	60.2%	68.9%	(8.7)%
Adjusted SG&A as % gross profit (1)	60.9%	69.1%	(8.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$4,343.5	$4,806.3	$(462.8)	(9.6)%
Used vehicle retail sales	2,299.4	2,489.2	(189.8)	(7.6)%
Used vehicle wholesale sales	167.1	171.5	(4.4)	(2.6)%
Total used	2,466.5	2,660.7	(194.2)	(7.3)%
Parts and service sales	1,145.6	1,225.2	(79.7)	(6.5)%
F&I, net	412.8	430.8	(18.0)	(4.2)%
Total revenues	$8,368.4	$9,123.1	$(754.6)	(8.3)%
Gross profit:
New vehicle retail sales	$265.5	$227.6	$37.9	16.7%
Used vehicle retail sales	159.5	160.7	(1.2)	(0.7)%
Used vehicle wholesale sales	7.7	2.5	5.2	204.5%
Total used	167.2	163.2	4.0	2.5%
Parts and service sales	616.6	663.7	(47.1)	(7.1)%
F&I, net	412.8	430.8	(18.0)	(4.2)%
Total gross profit	$1,462.2	$1,485.3	$(23.1)	(1.6)%
Gross margin:
New vehicle retail sales	6.1%	4.7%	1.4%
Used vehicle retail sales	6.9%	6.5%	0.5%
Used vehicle wholesale sales	4.6%	1.5%	3.2%
Total used	6.8%	6.1%	0.6%
Parts and service sales	53.8%	54.2%	(0.3)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.5%	16.3%	1.2%
Units sold:
Retail new vehicles sold	103,790	121,322	(17,532)	(14.5)%
Retail used vehicles sold	106,611	119,655	(13,044)	(10.9)%
Wholesale used vehicles sold	24,410	28,113	(3,703)	(13.2)%
Total used	131,021	147,768	(16,747)	(11.3)%
Average sales price per unit sold:
New vehicle retail	$41,849	$39,616	$2,233	5.6%
Used vehicle retail	$21,568	$20,803	$765	3.7%
Gross profit per unit sold:
New vehicle retail sales	$2,558	$1,876	$682	36.4%
Used vehicle retail sales	$1,496	$1,343	$153	11.4%
Used vehicle wholesale sales	$317	$90	$227	250.7%
Total used	$1,276	$1,104	$172	15.6%
F&I PRU	$1,962	$1,788	$174	9.8%
Other:
SG&A expenses	$934.6	$1,068.9	$(134.3)	(12.6)%
Adjusted SG&A expenses (1)	$926.8	$1,050.5	$(123.7)	(11.8)%
SG&A as % gross profit	63.9%	72.0%	(8.0)%
Adjusted SG&A as % gross profit (1)	63.4%	70.7%	(7.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$219.6	$282.0	$(62.4)	(22.1)%	$4.7	(23.8)%
Used vehicle retail sales	176.3	183.5	(7.2)	(3.9)%	4.1	(6.2)%
Used vehicle wholesale sales	35.6	35.1	0.6	1.6%	0.9	(0.9)%
Total used	211.9	218.6	(6.7)	(3.1)%	5.0	(5.3)%
Parts and service sales	52.7	51.8	0.9	1.7%	1.3	(0.8)%
F&I, net	11.5	13.7	(2.3)	(16.6)%	0.3	(18.6)%
Total revenues	$495.7	$566.1	$(70.4)	(12.4)%	$11.3	(14.4)%
Gross profit:
New vehicle retail sales	$12.2	$14.5	$(2.3)	(15.7)%	$0.2	(17.4)%
Used vehicle retail sales	10.7	8.2	2.5	30.8%	0.2	27.8%
Used vehicle wholesale sales	0.1	—	0.2	369.1%	(0.1)	532.4%
Total used	10.9	8.2	2.7	32.9%	0.2	30.8%
Parts and service sales	30.2	28.3	1.8	6.4%	0.8	3.7%
F&I, net	11.5	13.7	(2.3)	(16.6)%	0.3	(18.6)%
Total gross profit	$64.7	$64.7	$—	(0.1)%	$1.5	(2.4)%
Gross margin:
New vehicle retail sales	5.6%	5.1%	0.4%
Used vehicle retail sales	6.1%	4.5%	1.6%
Used vehicle wholesale sales	0.3%	(0.1)%	0.5%
Total used	5.1%	3.7%	1.4%
Parts and service sales	57.2%	54.7%	2.5%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.1%	11.4%	1.6%
Units sold:
Retail new vehicles sold	6,222	8,602	(2,380)	(27.7)%
Retail used vehicles sold	6,897	7,815	(918)	(11.7)%
Wholesale used vehicles sold	4,121	4,645	(524)	(11.3)%
Total used	11,018	12,460	(1,442)	(11.6)%
Average sales price per unit sold:
New vehicle retail	$35,299	$32,785	$2,514	7.7%	$757	5.4%
Used vehicle retail	$25,556	$23,479	$2,077	8.8%	$601	6.3%
Gross profit per unit sold:
New vehicle retail sales	$1,964	$1,686	$278	16.5%	$38	14.2%
Used vehicle retail sales	$1,559	$1,052	$507	48.2%	$36	44.8%
Used vehicle wholesale sales	$29	$(9)	$38	403.3%	$(17)	587.4%
Total used	$986	$656	$330	50.3%	$16	47.9%
F&I PRU	$873	$836	$37	4.4%	$21	1.9%
Other:
SG&A expenses	$50.0	$58.7	$(8.7)	(14.9)%	$1.2	(17.0)%
SG&A as % gross profit	77.2%	90.7%	(13.5)%

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$967.0	$1,170.3	$(203.2)	(17.4)%	$4.2	(17.7)%
Used vehicle retail sales	674.2	756.5	(82.3)	(10.9)%	7.5	(11.9)%
Used vehicle wholesale sales	120.4	158.7	(38.2)	(24.1)%	1.2	(24.9)%
Total used	794.7	915.1	(120.5)	(13.2)%	8.7	(14.1)%
Parts and service sales	179.3	211.2	(31.9)	(15.1)%	2.1	(16.1)%
F&I, net	44.1	55.9	(11.9)	(21.2)%	0.3	(21.8)%
Total revenues	$1,985.0	$2,352.6	$(367.5)	(15.6)%	$15.3	(16.3)%
Gross profit:
New vehicle retail sales	$44.7	$53.3	$(8.7)	(16.2)%	$0.1	(16.4)%
Used vehicle retail sales	40.4	33.4	7.0	21.1%	0.5	19.6%
Used vehicle wholesale sales	2.4	(2.5)	4.8	196.2%	—	196.6%
Total used	42.8	30.9	11.9	38.4%	0.5	36.8%
Parts and service sales	101.5	117.6	(16.1)	(13.7)%	1.2	(14.7)%
F&I, net	44.1	55.9	(11.9)	(21.2)%	0.3	(21.8)%
Total gross profit	$233.1	$257.8	$(24.8)	(9.6)%	$2.1	(10.4)%
Gross margin:
New vehicle retail sales	4.6%	4.6%	0.1%
Used vehicle retail sales	6.0%	4.4%	1.6%
Used vehicle wholesale sales	2.0%	(1.6)%	3.5%
Total used	5.4%	3.4%	2.0%
Parts and service sales	56.6%	55.7%	0.9%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.7%	11.0%	0.8%
Units sold:
Retail new vehicles sold	27,997	36,493	(8,496)	(23.3)%
Retail used vehicles sold	27,638	32,550	(4,912)	(15.1)%
Wholesale used vehicles sold	14,901	20,302	(5,401)	(26.6)%
Total used	42,539	52,852	(10,313)	(19.5)%
Average sales price per unit sold:
New vehicle retail	$34,541	$32,069	$2,472	7.7%	$151	7.2%
Used vehicle retail	$24,394	$23,240	$1,154	5.0%	$270	3.8%
Gross profit per unit sold:
New vehicle retail sales	$1,596	$1,462	$134	9.2%	$3	9.0%
Used vehicle retail sales	$1,462	$1,025	$437	42.6%	$18	40.8%
Used vehicle wholesale sales	$159	$(121)	$280	231.0%	$(1)	231.6%
Total used	$1,006	$585	$421	71.9%	$12	69.9%
F&I PRU	$792	$810	$(18)	(2.2)%	$6	(2.9)%
Other:
SG&A expenses	$177.2	$224.7	$(47.5)	(21.1)%	$1.7	(21.9)%
Adjusted SG&A expenses (1)	$176.0	$224.5	$(48.5)	(21.6)%	$1.7	(22.4)%
SG&A as % gross profit	76.0%	87.2%	(11.1)%
Adjusted SG&A as % gross profit (1)	75.5%	87.1%	(11.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$43.3	$78.5	$(35.2)	(44.8)%	$(13.6)	(27.5)%
Used vehicle retail sales	11.7	21.9	(10.2)	(46.5)%	(3.6)	(30.0)%
Used vehicle wholesale sales	3.1	5.0	(1.9)	(38.4)%	(1.0)	(19.2)%
Total used	14.8	26.9	(12.1)	(45.0)%	(4.6)	(28.0)%
Parts and service sales	8.5	11.5	(3.0)	(26.1)%	(2.7)	(3.0)%
F&I, net	1.6	2.0	(0.4)	(21.2)%	(0.5)	3.3%
Total revenues	$68.2	$118.9	$(50.7)	(42.7)%	$(21.3)	(24.7)%
Gross profit:
New vehicle retail sales	$3.6	$5.1	$(1.6)	(30.6)%	$(1.1)	(8.9)%
Used vehicle retail sales	1.3	1.2	0.1	4.2%	(0.4)	36.2%
Used vehicle wholesale sales	0.3	0.3	—	2.2%	(0.1)	34.6%
Total used	1.6	1.5	0.1	3.8%	(0.5)	35.9%
Parts and service sales	3.9	5.2	(1.3)	(25.9)%	(1.2)	(2.8)%
F&I, net	1.6	2.0	(0.4)	(21.2)%	(0.5)	3.3%
Total gross profit	$10.6	$13.9	$(3.3)	(23.6)%	$(3.3)	0.1%
Gross margin:
New vehicle retail sales	8.2%	6.5%	1.7%
Used vehicle retail sales	10.8%	5.5%	5.3%
Used vehicle wholesale sales	10.7%	6.5%	4.3%
Total used	10.8%	5.7%	5.1%
Parts and service sales	45.6%	45.4%	0.2%
F&I, net	100.0%	100.0%	—%
Total gross margin	15.6%	11.7%	3.9%
Units sold:
Retail new vehicles sold	1,650	2,564	(914)	(35.6)%
Retail used vehicles sold	610	1,117	(507)	(45.4)%
Wholesale used vehicles sold	375	548	(173)	(31.6)%
Total used	985	1,665	(680)	(40.8)%
Average sales price per unit sold:
New vehicle retail	$26,235	$30,601	$(4,365)	(14.3)%	$(8,235)	12.6%
Used vehicle retail	$19,186	$19,599	$(412)	(2.1)%	$(5,943)	28.2%
Gross profit per unit sold:
New vehicle retail sales	$2,160	$2,002	$158	7.9%	$(674)	41.6%
Used vehicle retail sales	$2,073	$1,086	$987	90.9%	$(636)	149.4%
Used vehicle wholesale sales	$889	$595	$294	49.3%	$(282)	96.7%
Total used	$1,622	$925	$698	75.5%	$(501)	129.6%
F&I PRU	$705	$549	$156	28.3%	$(219)	68.3%
Other:
SG&A expenses	$8.1	$10.9	$(2.8)	(25.7)%	$(2.5)	(2.7)%
SG&A as % gross profit	76.0%	78.1%	(2.1)%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$152.4	$284.0	$(131.6)	(46.3)%	$(41.2)	(31.8)%
Used vehicle retail sales	50.0	82.6	(32.6)	(39.5)%	(13.1)	(23.5)%
Used vehicle wholesale sales	12.3	16.2	(4.0)	(24.4)%	(3.4)	(3.2)%
Total used	62.3	98.8	(36.5)	(37.0)%	(16.6)	(20.2)%
Parts and service sales	31.9	46.9	(15.0)	(32.0)%	(9.3)	(12.1)%
F&I, net	5.0	7.6	(2.6)	(34.3)%	(1.4)	(15.8)%
Total revenues	$251.6	$437.3	$(185.7)	(42.5)%	$(68.4)	(26.8)%
Gross profit:
New vehicle retail sales	$11.1	$17.8	$(6.7)	(37.5)%	$(3.1)	(19.9)%
Used vehicle retail sales	3.8	5.9	(2.1)	(36.2)%	(1.1)	(17.2)%
Used vehicle wholesale sales	0.8	1.2	(0.4)	(31.7)%	(0.3)	(10.7)%
Total used	4.6	7.1	(2.5)	(35.4)%	(1.4)	(16.1)%
Parts and service sales	14.2	20.7	(6.5)	(31.5)%	(4.1)	(11.6)%
F&I, net	5.0	7.6	(2.6)	(34.3)%	(1.4)	(15.8)%
Total gross profit	$34.8	$53.1	$(18.3)	(34.4)%	$(10.0)	(15.6)%
Gross margin:
New vehicle retail sales	7.3%	6.3%	1.0%
Used vehicle retail sales	7.5%	7.1%	0.4%
Used vehicle wholesale sales	6.6%	7.3%	(0.7)%
Total used	7.3%	7.2%	0.2%
Parts and service sales	44.5%	44.2%	0.3%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.9%	12.2%	1.7%
Units sold:
Retail new vehicles sold	5,515	9,430	(3,915)	(41.5)%
Retail used vehicles sold	2,616	4,334	(1,718)	(39.6)%
Wholesale used vehicles sold	1,456	1,867	(411)	(22.0)%
Total used	4,072	6,201	(2,129)	(34.3)%
Average sales price per unit sold:
New vehicle retail	$27,639	$30,118	$(2,480)	(8.2)%	$(7,467)	16.6%
Used vehicle retail	$19,109	$19,051	$59	0.3%	$(5,021)	26.7%
Gross profit per unit sold:
New vehicle retail sales	$2,013	$1,884	$129	6.8%	$(568)	37.0%
Used vehicle retail sales	$1,437	$1,359	$78	5.8%	$(427)	37.2%
Used vehicle wholesale sales	$559	$638	$(79)	(12.4)%	$(172)	14.5%
Total used	$1,123	$1,142	$(19)	(1.6)%	$(336)	27.8%
F&I PRU	$612	$550	$62	11.2%	$(172)	42.5%
Other:
SG&A expenses	$31.1	$45.3	$(14.2)	(31.3)%	$(8.9)	(11.7)%
Adjusted SG&A expenses (1)	$30.2	$45.3	$(15.1)	(33.3)%	$(8.7)	(14.1)%
SG&A as % gross profit	89.3%	85.2%	4.0%
Adjusted SG&A as % gross profit (1)	86.7%	85.2%	1.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$298.4	$5.3	$2.7	$—	$306.5
Asset impairments	$13.9	$—	$—	$(13.9)	$—
Income (loss) from operations	$150.1	$(5.3)	$(2.7)	$13.9	$156.0

Income (loss) before income taxes	$128.1	$(5.3)	$(2.7)	$13.9	$134.0
Less: (Benefit) provision for income taxes	28.0	(1.1)	(0.6)	3.3	29.6
Net income (loss)	100.1	(4.2)	(2.1)	10.6	104.4
Less: Earnings (loss) allocated to participating securities	3.6	(0.1)	(0.1)	0.4	3.7
Net income (loss) available to diluted common shares	$96.5	$(4.0)	$(2.1)	$10.2	$100.7

Diluted income (loss) per common share	$5.43	$(0.23)	$(0.12)	$0.58	$5.66

Effective tax rate	21.9%				22.1%

SG&A as % gross profit (1)	61.9%				63.6%
Operating margin (2)	5.0%				5.2%
Pretax margin (3)	4.3%				4.5%

Same Store SG&A	$299.6	$—	$2.7	$—	$302.3
Same Store SG&A as % gross profit (1)	62.9%				63.4%

Same Store income (loss) from operations	$148.0	$—	$(2.7)	$10.0	$155.2
Same Store operating margin (2)	5.0%				5.2%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2019
	U.S. GAAP	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$338.1	$0.7	$—	$338.8
Asset impairments	$11.5	$—	$(11.5)	$—
Income (loss) from operations	$96.5	$(0.7)	$11.5	$107.3

Income (loss) before income taxes	$62.9	$(0.7)	$11.5	$73.6
Less: (Benefit) provision for income taxes	14.8	(0.2)	2.7	17.3
Net income (loss)	48.1	(0.5)	8.8	56.3
Less: Earnings (loss) allocated to participating securities	1.7	—	0.3	2.0
Net income (loss) available to diluted common shares	$46.3	$(0.5)	$8.5	$54.3

Diluted income (loss) per common share	$2.57	$(0.03)	$0.47	$3.01

Effective tax rate	23.5%			23.5%

SG&A as % gross profit (1)	72.8%			72.9%
Operating margin (2)	3.1%			3.4%
Pretax margin (2)	2.0%			2.4%

Same Store SG&A expenses	$333.0	$0.7	$—	$333.8
Same Store SG&A as % gross profit (1)	72.3%			72.4%

Same Store income (loss) from operations	$97.9	$(0.7)	$11.5	$108.6
Same Store operating margin (2)	3.2%			3.5%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin exclude the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

		Year Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Legal matters	Out-of-period adjustment	Asset impairments	(Gain) loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$1,169.3	$5.3	$(2.1)	$2.7	$(10.6)	$—	$—	$1,164.7
Asset impairments	$37.7	$—	$—	$—	$—	$(37.7)	$—	$—
Income (loss) from operations	$486.1	$(5.3)	$2.1	$(2.7)	$10.6	$37.7	$—	$528.4
(Gain) loss on extinguishment of debt	$13.7	$—	$—	$—	$—	$—	$(13.7)	$—

Income (loss) before income taxes	$370.3	$(5.3)	$2.1	$(2.7)	$10.6	$37.7	$13.7	$426.4
Less: (Benefit) provision for income taxes	83.8	(1.1)	0.3	(0.6)	0.8	6.5	3.0	92.8
Net income (loss)	286.5	(4.2)	1.8	(2.1)	9.7	31.2	10.7	333.5
Less: Earnings (loss) allocated to participating securities	10.3	(0.2)	0.1	(0.1)	0.3	1.1	0.4	12.0
Net income (loss) available to diluted common shares	$276.2	$(4.0)	$1.7	$(2.1)	$9.4	$30.1	$10.3	$321.6

Diluted income (loss) per common share	$15.51	$(0.23)	$0.10	$(0.12)	$0.53	$1.69	$0.58	$18.06

Effective tax rate	22.6%							21.8%

SG&A as % gross profit (1)	66.1%							65.8%
Operating margin (2)	4.5%							4.9%
Pretax margin (3)	3.4%							3.9%

Same Store SG&A expenses	$1,143.0	$—	$(2.1)	$2.7	$(10.6)	$—	$—	$1,133.0
Same Store SG&A as % gross profit (1)	66.1%							65.5%

Same Store income (loss) from operations	$480.3	$—	$2.1	$(2.7)	$10.6	$33.8	$—	$524.0
Same Store operating margin (2)	4.5%							4.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and (gain) loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Year Ended December 31, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$1,358.4	$(17.8)	$4.1	$(1.3)	$—	$1,343.4
Asset impairments	$22.2	$—	$—	$—	$(22.2)	$—
Income (loss) from operations	$363.7	$17.8	$(4.1)	$1.3	$22.2	$401.0

Income (loss) before income taxes	$227.3	$17.8	$(4.1)	$1.3	$22.2	$264.5
Less: (Benefit) provision for income taxes	53.3	4.4	(1.7)	0.3	4.7	61.0
Net income (loss)	174.0	13.4	(2.5)	1.0	17.6	203.6
Less: Earnings (loss) allocated to participating securities	6.4	0.5	(0.1)	—	0.7	7.5
Net income (loss) available to diluted common shares	$167.6	$12.9	$(2.4)	$1.0	$16.9	$196.0

Diluted income (loss) per common share	$9.34	$0.72	$(0.13)	$0.05	$0.94	$10.93

Effective tax rate	23.4%					23.0%

SG&A as % gross profit (1)	74.8%					74.0%
Operating margin (2)	3.0%					3.3%
Pretax margin (2)	1.9%					2.2%

Same Store SG&A expenses	$1,338.9	$(17.8)	$0.4	$(1.1)	$—	$1,320.3
Same Store SG&A as % gross profit (1)	74.5%					73.5%

Same Store income (loss) from operations	$364.4	$17.8	$(0.4)	$1.1	$22.2	$405.2
Same Store operating margin (2)	3.1%					3.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin exclude the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Legal settlements	Non-GAAP adjusted
SG&A expenses	$241.0	$3.1	$2.7	$246.9
SG&A as % gross profit (1)	59.5%			61.0%

Same Store SG&A	$241.5	$—	$2.7	$244.3
Same Store SG&A as % gross profit (1)	60.2%			60.9%

	Three Months Ended December 31, 2019
	U.S. GAAP	Legal matters	Non-GAAP adjusted
SG&A expenses	$266.1	$0.7	$266.8
SG&A as % gross profit (1)	69.2%		69.4%

Same Store SG&A expenses	$263.5	$0.7	$264.2
Same Store SG&A as % gross profit (1)	68.9%		69.1%

	Year Ended December 31, 2020
	U.S. GAAP	Out-of-period adjustment	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$947.0	$(10.6)	$3.1	$2.7	$942.3
SG&A as % gross profit (1)	63.7%				63.4%

Same Store SG&A expenses	$934.6	$(10.6)	$—	$2.7	$926.8
Same Store SG&A as % gross profit (1)	63.9%				63.4%

	Year Ended December 31, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,075.6	$(17.8)	$4.4	$(1.1)	$1,061.1
SG&A as % gross profit (1)	72.0%				71.0%

Same Store SG&A expenses	$1,068.9	$(17.8)	$0.5	$(1.1)	$1,050.5
Same Store SG&A as % gross profit (1)	72.0%				70.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Three Months Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$49.4	$2.2	$51.6
SG&A as % gross profit (1)	74.6%		77.9%

	Year Ended December 31, 2020
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Non-GAAP Adjusted
SG&A expenses	$191.2	$2.2	$(1.2)	$192.2
SG&A as % gross profit (1)	77.1%			77.5%

Same Store SG&A expenses	$177.2	$—	$(1.2)	$176.0
Same Store SG&A as % gross profit (1)	76.0%			75.5%

	Year Ended December 31, 2019
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$236.9	$(0.5)	$236.4
SG&A as % gross profit (1)	88.5%		88.3%

Same Store SG&A expenses	$224.7	$(0.2)	$224.5
Same Store SG&A as % gross profit (1)	87.2%		87.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(In millions)

	Year Ended December 31, 2020
	U.S. GAAP	Severance costs	Non-GAAP adjusted
SG&A expenses	$31.1	$(0.9)	$30.2
SG&A as % gross profit (1)	89.2%		86.7%

Same Store SG&A expenses	$31.1	$(0.9)	$30.2
Same Store SG&A as % gross profit (1)	89.3%		86.7%

	Year Ended December 31, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$46.0	$0.2	$(0.2)	$46.0
SG&A as % gross profit (1)	85.8%			85.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.